3Q 2011 Earnings Conference Call

October 28, 2011











CURTISS WRIGHT

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of Third Quarter 2011 Results

- Solid sales and organic* operating income growth, despite lower profitability in oil & gas market
- Commercial markets performed well, led by commercial aerospace and power generation
- Solid increase in new orders across both commercial and defense markets
- Strong financial position

*Organic results exclude the impact of FX, acquisitions and divestitures

Third Quarter 2011 Results

($ in Millions)		Third Quarter 2011	% Change vs. Prior Yr
Sales:			
Flow Control	$	265.2	6%
Motion Control		176.9	9%
Metal Treatment		73.9	36%
Total Sales	**$**	**516.0**	**11%**
Operating Income:			
Flow Control	$	24.8	(5%)
Motion Control		18.9	(13%)
Metal Treatment		12.4	120%
Total Segments	**$**	**56.1**	**5%**
Corporate and Other		(6.0)	(13%)
Total Operating Income	**$**	**50.1**	**4%**

*Organic results exclude the impact of FX, acquisitions and divestitures

Key sales drivers:

- Organic growth of 4%*, led by strong metal treatment sales
- Solid, double-digit increases in the commercial aerospace, power generation and general industrial markets
- Continued weakness in oil & gas market due to lower capital spending on large, international projects

Key operating income drivers:

- Organic growth of 7%*
- Strong improvement in metal treatment segment sales
- Lower than expected performance in oil & gas market
- Overall FX impact $2M unfavorable, mainly in Motion Control segment

3Q 2011 Segment Review – Flow Control


Oil & Gas
22%
Navy
Defense
29%
Gen
Industrial
10%
Comm Aero
4%
Power Gen
35%

Segment Sales: $265 M

3Q 2011 Results

- Sales up 6%
- Operating income down 5%
- Operating margin impacted by lower profitability in oil & gas market
- Achieved solid sales in the power generation and general industrial markets
- Naval sales lower due to timing on long-term contracts
- Higher MRO sales in oil & gas market, offset by continued delays in capital spending impacting large, international projects

3Q 2011 Segment Review – Motion Control


Comm Aero
29%
Aero
Defense
39%
Gen
Industrial
10%
Other
Defense &
Gov't.
3%
Navy
Defense
5%
Ground
Defense
14%

Segment Sales: $177 M

3Q 2011 Results

- Sales up 9%
- Operating income down 13%
- Operating margin impacted by nearly $2M or 120 bps in unfavorable FX
- Strong sales to the commercial aerospace and general industrial markets
- Higher aerospace defense sales offset by lower ground defense sales

3Q 2011 Segment Review – Metal Treatment


Comm Aero 39%
Gen Industrial 37%
Other Defense & Gov't. 1%
Ground Defense 1%
Aero Defense 10%
Oil & Gas 4%
Power Gen 8%

Segment Sales: $74 M

3Q 2011 Results

- Sales up 36%
- Operating income up 120%, aided by acquisitions
- Strong operating margin improvement on higher sales, aided by non-recurring insurance recovery
- Led by higher demand for shot peening and coatings services
- Continued strong sales to commercial aerospace and general industrial markets

3Q 2011 End Markets Summary


Oil & Gas
12%
Aero
Defense
15%
Ground
Defense
5%
Power Gen
19%
Navy
Defense
17%
Other
Defense &
Gov't.
1%
Comm Aero
17%
Gen Industry
14%

Note: Percentages in chart relate to third quarter 2011 sales.

Key Positives

- Commercial markets surged 20%
- Benefiting from ongoing ramp up in commercial aircraft production rates
- Continued demand for sensor and control products for ISR applications
- Strong sales for U.S. and China AP1000 projects

Key Negatives

- Slow recovery of large, international capital projects in oil & gas market
- Lower sales on Bradley program and cancellation of F-22 program
- Winding down of CVN-78 aircraft carrier program
- Reduced sales on Virginia class submarines and CVN-79 aircraft carrier due to timing on long-term contracts

3Q 2011 Summary – Aerospace Defense


Aero Defense 15%
Ground Defense 5%
Navy Defense 17%
Other Defense & Gov't. 1%
Gen Industry 14%
Comm Aero 17%
Power Gen 19%
Oil & Gas 12%

3Q 2011 Results

- 8% growth in sales
- Strength in helicopters, V-22 Osprey, F-35 Joint Strike Fighter and P-8 Poseidon
- Solid sales performance offset the impact of the F-22 cancellation

Outlook

- Strong sales of embedded computing and sensor products on helicopters and ISR applications
- Ramp up in F-35 sales
- Lower overall sales on F-22 and F-16

Note: Percentages in chart relate to third quarter 2011 sales.

3Q 2011 Summary – Ground Defense


Oil & Gas
12%
Aero
Defense
15%
Ground
Defense
5%
Power Gen
19%
Navy
Defense
17%
Other
Defense &
Gov't.
1%
Comm Aero
17%
Gen Industry
14%

Note: Percentages in chart relate to third quarter 2011 sales.

3Q 2011 Results

- 5% decrease in sales
- Improved international sales related to turret drive aiming and stabilization systems
- Offset by lower sales on Bradley and Abrams

Outlook

- Improved demand for products serving international ground defense platforms
- Uncertainty in timing of U.S. ground defense vehicle modernization

3Q 2011 Summary – Naval Defense


Oil & Gas 12%
Aero Defense 15%
Ground Defense 5%
Power Gen 19%
Navy Defense 17%
Comm Aero 17%
Gen Industry 14%
Other Defense & Gov't. 1%

Note: Percentages in chart relate to third quarter 2011 sales.

3Q 2011 Results

- 9% decrease in sales
- Solid sales on Advanced Arresting Gear (AAG) program supporting aircraft carriers
- Winding down of CVN-78 and DDG-1000 programs
- Reduced sales on VA class submarines and CVN-79 carrier due to timing on long-term contracts

Outlook

- Naval defense outlook remains favorable overall
- Ramping to full production on AAG program

3Q 2011 Summary – Commercial Aerospace



Oil & Gas 12%
Aero Defense 15%
Ground Defense 5%
Power Gen 19%
Navy Defense 17%
Other Defense & Gov't. 1%
Gen Industry 14%
Comm Aero 17%

3Q 2011 Results

- 43% growth in sales, 13% of which was organic*
- Strong sales due to increased demand from Boeing and Airbus
- Increased demand for sensor and control products on various commercial aircraft

Outlook

- Benefiting from ongoing ramp up in commercial aircraft production rates
- Regional jet and commercial helicopter sales to be positive in 2011

Note: Percentages in chart relate to third quarter 2011 sales.

*Organic results exclude the impact of FX, acquisitions and divestitures

3Q 2011 Summary – Oil & Gas


Oil & Gas
12%
Aero
Defense
15%
Ground
Defense
5%
Navy
Defense
17%
Other
Defense &
Gov't.
1%
Gen Industry
14%
Comm Aero
17%
Power Gen
19%

Note: Percentages in chart relate to third quarter 2011 sales.

3Q 2011 Results

- 4% growth in sales
- Improved MRO and service sales in U.S.
- Continued delays in capital spending worldwide, particularly on coking projects

Outlook

- Increasing demand for MRO activity and super vessels
- Ongoing delays in capital spending on larger projects
- Slow rebound in refinery equipment sales throughout remainder of 2011

3Q 2011 Summary – Power Generation



Oil & Gas 12%
Aero Defense 15%
Ground Defense 5%
Navy Defense 17%
Other Defense & Gov't. 1%
Gen Industry 14%
Comm Aero 17%
Power Gen 19%

Note: Percentages in chart relate to third quarter 2011 sales.

3Q 2011 Results

- 18% growth in sales
- Led by U.S. and China AP1000 sales
- Increased valve sales to domestic and international customers

Outlook

- Global interest in products to aid safety and extend reliability of existing operating reactors
- Ongoing support for Plant Life Extensions (PLEX) and power uprates on U.S. operating reactors
- Continued long-term, global support for AP1000 reactor construction

3Q 2011 Summary – General Industrial



Oil & Gas
12%
Aero
Defense
15%
Ground
Defense
5%
Power Gen
19%
Navy
Defense
17%
Other
Defense &
Gov't.
1%
Comm Aero
17%
Gen Industry
14%

Note: Percentages in chart relate to third quarter 2011 sales.

3Q 2011 Results

- 14% growth in sales
- Led by higher sales volumes in automotive and transportation industries, along with industrial controls to international customers
- Strong demand for metal treatment services

Outlook

- Economic recovery will continue to boost sales volumes
- Expecting continued, strong demand from automotive and transportation industries

2011E Market Outlook (as of October 27, 2011)

Management Guidance	FY2011E (Prior)	FY2011E (Current)
Aero Defense	7 - 9%	7 - 9%
Ground Defense	8 - 10%	6 - 8%
Naval Defense	3 - 5%	1 - 3%
Total Defense Including Other Defense	**5 - 7%**	**4 - 6%**
Commercial Aero	26 - 28%	30 - 32%
Oil & Gas [(1)]	(3) - (5%)	(3) - (5%)
Power Generation	6 - 8%	9 - 11%
General Industrial	10 - 12%	14 - 16%
Total Commercial	**9 - 11%**	**12 - 14%**
Total Curtiss-Wright	**7 - 9%**	**9 - 10%**

[(1)] Oil & Gas market sales include the adjustment for the divestiture of a distribution business

2011E Financial Outlook (as of October 27, 2011)

(in 000's)

Management Guidance (1)	FY2011E (Prior)	FY2011E (Current)
Total Sales	$2,030 - 2,060M 7% - 9%	$2,060 - 2,075M 9% - 10%
Flow Control	$1,075 - 1,085M 5% - 6%	$1,075 - 1,080M ~5%
Motion Control	$683 - 693M 6% - 7%	$705 - 710M 9% - 10%
Metal Treatment	$272 - 282M 23% - 27%	$280 - 285M 27% - 29%
Operating Income	$207 - 214M 15% - 19%	$207 - 214M 15% - 19%
Flow Control	$113 - 116M 10.5% - 10.7%	$106 - 109M 9.9% - 10.1%
Motion Control	$80 - 83M 11.7% - 11.9%	$80 - 83M 11.3% - 11.6%
Metal Treatment	$40 - 42M 14.5% - 15%	$44 - 46M 15.5% - 16.0%
Corporate and Other	$26 - 27M	$23 - 24M

(1) 2011 Guidance includes revisions to current outlook and recently announced transactions.

Note: Full year amounts may not add due to rounding

2011E Financial Outlook (as of October 27, 2011)

(in 000's)

Management Guidance (1)	FY2011E (Prior)	FY2011E (Current)
Operating Income	$207 - 214M 15% - 19%	$207 - 214M 15% - 19%
Diluted EPS (2)	$2.58 - 2.68 12% - 16%	$2.68 - 2.78 17% - 21%
Diluted Shares Outstanding	47.3M	47.3M
Effective Tax Rate	33.0%	31.0%

(1) 2011 Guidance includes revisions to current outlook and recently announced transactions.
(2) Includes benefit from $4 million Research and Development tax credit

2011E Financial Outlook (as of October 27, 2011)

(in 000's)

Management Guidance	FY2011E (Prior)	FY2011E (Current)
Free Cash Flow [1]	$90 - 100M	$90 - 100M
Depreciation & Amortization	~$82M	~$90M
Capital Expenditures	~$70M	~$80M
Pension Expense	~$23M	~$22M

[1] Free Cash Flow is defined as cash flow from operations less capital expenditures and includes estimated payments of $34 million to the Curtiss-Wright Pension Plan in 2011.

Outlook for 2011 and Closing Comments

- Sales up 9-10% with strong, double-digit growth in operating income and EPS
- Continued execution and margin expansion
- Strong performance expected in Commercial Aerospace market
- Most economically-sensitive commercial markets rebounding solidly
- Growing defense business showing ability to overcome several program cancellations
- Well positioned for long-term organic growth

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON-GAAP FINANCIAL DATA (UNAUDITED)
($ in thousands)

Three Months Ended September 30,

	Flow Control			Motion Control			Metal Treatment			Corporate & Other			Total Curtiss- Wright		
	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg
Sales															
Organic	$253,985	$248,311	2%	$169,070	$162,305	4%	$61,460	$54,253	13%	$ -	$ -		$484,515	$464,869	4%
Incremental [1]	10,054 [2]	944 [4]		5,308 [2]			11,130 [2]						26,492 [2]	944 [4]	
Foreign Currency Fav (Unfav) [3]	1,209			2,477			1,303						4,989		
Total	**$265,248**	**$249,255**	**6%**	**$176,855**	**$162,305**	**9%**	**$73,893**	**$54,253**	**36%**	**$**	**$**		**$515,996**	**$465,813**	**11%**
Operating Income															
Organic	$24,906	$26,111	(5%)	$22,292	$21,730	3%	$10,597	$5,639	88%	$(6,077)	$(5,313)	(14%)	$51,718	$48,167	7%
OI Margin %	*9.8%*	*10.5%*	-70bps	*13.2%*	*13.4%*	-20bps	*17.2%*	*10.4%*	680bps				*10.7%*	*10.4%*	30bps
Gain on Sale [5]				1,324									1,324		
Incremental [1]	(81) [2]	(81)		(2,894) [2]			1,600 [2]			[2]			(1,375) [2]	(81)	
Foreign Currency Fav (Unfav) [3]	11			(1,826)			201			$93			(1,521)		
Total	**$24,836**	**$26,030**	**(5%)**	**$18,896**	**$21,730**	**(13%)**	**$12,398**	**$5,639**	**120%**	**$(5,984)**	**$(5,313)**	**(13%)**	**$50,146**	**$48,086**	**4%**
OI Margin %	***9.4%***	***10.4%***	**-100bps**	***10.7%***	***13.4%***	**-270bps**	***16.8%***	***10.4%***	**640bps**				***9.7%***	***10.3%***	**-60bps**

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Our organic growth calculations do not include the operating results for our July 28, 2011 acquisition of ACRA Control, Limited (ACRA), July 22, 2011 acquisition of IMR Test Labs, April 6, 2011 acquisition of Douglas, April 8, 2011 acquisition of BASF, and January 7, 2011 acquisition of Predator Systems Incorporated (PSI).

(3) Organic results exclude the effects of current period foreign currency translation.

(4) We sold our legacy distribution business on July 29, 2011. The September 2010 results of operations for this business have been removed from the comparable prior year period for purposes of calculating organic results.

(5) Organic results excludes the gain on sale for Hydrop divestiture which was sold in September 29, 2011.